                 Supplement to Prospectus dated May 1, 2001 for
             Flexible Premium Variable Life Insurance Policies and
      Last Survivor Flexible Premium Variable Life Insurance Policies (the
                                  "policies")
                    Issued by Pacific Life Insurance Company

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The Equity Income      Effective January 1, 2002, the Equity Income variable
variable investment    investment option will change its name to the Large-Cap
option will change     Core variable investment option.
its name
                       This new name will reflect a change in name of the underlying Equity Income portfolio managed by J.P.
                       Morgan Investment Management Inc. Throughout the prospectus or supplement thereof, any reference to the Equity Income portfolio, variable account or variable investment option will change to refer to the Large-Cap
                       Core portfolio, variable account or variable investment option.

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An overview of the
policy is revised
                       The following is added to Your investment options:
                       Transferring among investment options:

                       Beginning October 1, 2001, the restrictions for transfers from the Fixed LT account are temporarily waived during the first policy year. You will be permitted to transfer any amount out of the Fixed LT account at any time during the first twelve policy months. We reserve the right to discontinue this waiver at any time. However, if the waiver is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year.
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                       The following is added under Fees and expenses paid by the Pacific Select Fund:

                       Effective January 1, 2002, the advisory fee for the I-Net Tollkeeper Portfolio will be reduced from the annual rate of 1.50% of average daily net assets to 1.40%.

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How premiums work      The following section is added:
is revised

                      ---------------------------------------------------------
Paying your premium
                       Premium payments must be made in a form acceptable to
Until November 1,      us before we can process it. You may pay your premium:
2001, we will
continue to accept      . by personal check, drawn on a U.S. bank
premium payments        . by cashier's check, money order, and traveler's
made by cashier's         checks in single denominations of $10,000 or more if
check, money order,       they originate in a U.S. bank
and traveler's          . by third party check, when there is a clear
checks in single          connection of the third party to the underlying
denominations under       transaction
$10,000. If you pay     . wire transfers that originate in U.S. banks.
by any of these
methods, we will       We may not accept premium payments in the following
not apply your         forms:
premium until we
have received the       . cash
following               . credit card or check drawn against a credit card
information on the        account
payor:                  . cashier's check, money order or traveler's checks in
                          single denominations of less than $10,000
                        . cashier's checks, money orders, traveler's checks or
                          personal checks drawn on non-U.S. banks, even if the
                          payment may be effected through a U.S. bank
 . social security       . third party check, if there is not a clear connection
  number                  of the third party to the underlying transaction
 . driver's license      . wires that originate from foreign bank accounts.
  number
 . home address
 . occupation
 . date of birth



Supplement dated October 11, 2001

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The portfolio          Effective December 1, 2001, Putnam Investment
manager for the        Management, Inc. will be the portfolio manager of the
Aggressive Equity      Aggressive Equity portfolio and the Equity portfolio.
portfolio and the
Equity portfolio
will change


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Your investment        The following is added to the end of sixth bullet point
options is revised     of Transferring among investment options:

                       Beginning October 1, 2001, the restrictions for transfers from the Fixed LT account are temporarily waived during the first policy year. You will be permitted to transfer any amount out of the Fixed LT account at any time during the first twelve policy months. We reserve the right to discontinue this waiver at any time. However, if the waiver is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year.

                      ---------------------------------------------------------
Withdrawals,           The following section is added to Surrendering your
surrenders and         policy after How we calculate the surrender charge:
loans is revised

                      ---------------------------------------------------------
Policy restoration     You may request to restore a policy you surrender if
                       the person insured by the policy is still living.
                       Here's how it works:

                        . We must receive your request to restore the policy
                          along with the full amount of the surrender proceeds within 30 days from the original date of the surrender. We will not require evidence of insurability.
                        . If we assessed a surrender charge when you
                          surrendered your policy, we will add the value of the charge to the surrender proceeds we receive from you.
                        . The surrender proceeds and any refunded surrender
                          charge will be placed into the Fixed account as of the original date of the surrender. We will calculate and pay interest on this amount from the date of surrender to the date we process your restoration request.
                        . On the date we process your restoration request, we
                          will transfer your accumulated value in the Fixed account to the investment options you choose according to your most recent premium allocation instructions.
                        . If you had an outstanding loan amount when you
                          surrendered your policy, we will reinstate the loan amount that was outstanding the day you surrendered your policy.
                        . Once we have restored the policy, we will send you a
                          written confirmation.

                       We will not restore a policy that has been surrendered for an income benefit.

Form No. 15-23734-01    For policies: 96-56, 96-57, 98-52, 98-52M, 00-56, 00-57